Chase Manhattan Auto Owner Trust 1998-A
Statement to Certificateholders
15-Sep-00

DISTRIBUTION IN DOLLARS


CLASS           ORIGINAL            PRIOR       PRINCIPAL       INTEREST          TOTAL    REALIZED   DEFERRED              CURRENT
                    FACE        PRINCIPAL                                                    LOSSES   INTEREST            PRINCIPAL
                   VALUE          BALANCE                                                                                   BALANCE
A1        238,000,000.00                0               0              0               0         0       0                        0
A2        204,000,000.00                0               0              0               0         0       0                        0
A3        294,000,000.00    12,158,401.90   12,158,401.90      57,752.41   12,216,154.31         0       0                        0
A4        246,000,000.00   246,000,000.00    4,787,635.89   1,189,000.00    5,976,635.89         0       0           241,212,364.11
B1         30,620,164.79    30,620,164.79               0     153,100.82      153,100.82         0       0            30,620,164.79
TOTALS  1,012,620,164.79   288,778,566.69   16,946,037.79   1,399,853.23   18,345,891.02         0       0           271,832,528.90


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                       PASS-THROUGH RATES

CLASS              PRIOR        PRINCIPAL        INTEREST          TOTAL         CURRENT          CLASS                   CURRENT
               PRINCIPAL                                                       PRINCIPAL                                PASS-THRU
                  FACTOR                                                          FACTOR                                     RATE
A1                     0                0               0              0               0            A1                       5.55%
A2                     0                0               0              0               0            A2                       5.68%
A3            41.3551085       41.3551085      0.19643677       41.55155               0            A3                       5.70%
A4              1,000.00       19.4619345      4.83333333       24.29527       980.53807            A4                       5.80%
B1              1,000.00                0      4.99999987              5        1,000.00            B1                       6.00%
TOTALS        285.179554       16.7348413      1.38240703       18.11725       268.44471

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

(C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
STATEMENT TO CERTIFICATEHOLDERS


                     Due Period                                                                          31
                     Due Period Beginning Date                                                       8/1/00
                     Due Period End Date                                                            8/31/00
                     Determination Date                                                              9/8/00
Section 5.8(iii)     Servicing Fee                                                               240,648.81
Section 5.8(iii)     Servicing Fee per $1000                                                     0.23764963
Section 5.8(iv)      Administration Fee                                                            1,000.00
Section 5.8(iv)      Administration Fee per $1000                                                0.00098754
Section 5.8(vi)      Pool Balance at the end of the Collection Period                        271,832,528.90
Section 5.8(vii)     Repurchase Amounts for Repurchased Receivable
                     By Seller                                                                            0
                     By Servicer                                                                  41,885.10
                     TOTAL                                                                        41,885.10
Section 5.8(viii)    Realized Net Losses for Collection Period                                   104,400.04
Section 5.8(ix)      Reserve Account Balance after Disbursement                                8,154,975.87
Section 5.8(x)       Specified Reserve Account Balance                                         8,154,975.87
Section 5.8(xi)      Total Distribution Amount                                                19,010,283.10
                     Servicing Fee                                                               240,648.81
                     Administration Fee                                                            1,000.00
                     Noteholders Distribution Amount                                          18,192,790.20
                     Certificateholders Distribution Amount                                      153,100.82
                     Deposit to Reserve Account                                                  422,743.27

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont
                     A.Credits
                     1. Payments from Obligors Applied to Collection Period
                     a. Principal Payments                                                    16,722,755.97
                     b. Other Interest Payments                                                2,167,593.86
                     c. Total                                                                 18,890,349.83
                     2. Proceeds from Repurchased Receivables
                     a. Principal Before Cutoff Date                                                      0
                     b. Interest Before Cutoff Date                                                       0
                     c. Principal Payments                                                        41,885.10
                     d. Recovery of Advance                                                               0
                     e. Other Interest Payments                                                           0
                     f. Total                                                                     41,885.10
                     3. Reversal from Defaulted Contracts                                                 0
                     4. Recovery of Defaulted Receivables                                         78,048.17
                     5. Advance Recoveries Before Cutoff Date
                     a. Principal                                                                    572.08
                     b. Interest                                                                          0
                     c. Total                                                                        572.08
                     6. Net Adjustments                                                                   0
                     7. Reserve Fund Transfer Amount                                                      0
                     8. Overpayment From Obligors                                                         0
                     9. Total Credits                                                         19,010,855.18
                     B. Debits
                     1. Overpayments From Obligors                                                        0
                     2. Advance Recovery Amount Before Cutoff Data to Seller
                     a. Principal                                                                    572.08
                     b. Interest.                                                                         0
                     c. Total                                                                        572.08
                     3. Reversal of Defaulted Contracts                                                   0
                     4. Total Debits                                                                 572.08
                     C. Total Available Amount (Lines A-B)                                    19,010,283.10

(C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period
                     A. Principal                                                                181,396.72
                     B. Interest                                                                  16,067.68
                     C. Total                                                                    197,464.40

III. Disbursements from Collection Account
                     A. Avalaible Distribution Amount
                     1. Available Distribution Amount                                         19,010,283.10
                     2. Reserve Account Transfer Amount                                                   0
                     3. Total Distribution Amount                                             19,010,283.10
                     B. Monthly Servicing Fee                                                    240,648.81
                     C. Monthly Administration Fee                                                 1,000.00
                     D. Noteholders Interest Distributable Amount                              1,246,752.41
                     E. Certificateholders Interest Distributable Amount                         153,100.82
                     F. Noteholders Principal Distributable Amount                            16,946,037.79
                     G. Certificateholders Principal Distributable Amount                                 0
                     H. Deposit to Reserve Account                                               422,743.27

IV. Monthly Disbursements
                     A. Pool Servicing Fee
                     a. Monthly Servicing Fee                                                    240,648.81
                     b. Unpaid Monthly Servicing Fee                                                      0
                     c. Total                                                                    240,648.81
                     B. Administrative Fee
                     a. Monthly Administration Fee                                                 1,000.00
                     b. Unpaid Monthly Administration Fee                                                 0
                     c. Total                                                                      1,000.00
                     C. Noteholders' Interest Distributable Amount
                     Class A-1 Monthly Interest                                                           0
                     Class A-1 Carryover Shortfall                                                        0
                     Class A-1 Total                                                                      0
                     Class A-2 Monthly Interest                                                           0
                     Class A-2 Carryover Shortfall                                                        0
                     Class A-2 Total                                                                      0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
MONTHLY SERVICER REPORT

                     Class A-3 Monthly Interest                                                   57,752.41
                     Class A-3 Carryover Shortfall                                                        0
                     Class A-3 Total                                                              57,752.41
                     Class A-4 Monthly Interest                                                1,189,000.00
                     Class A-4 Carryover Shortfall                                                        0
                     Class A-4 Total                                                           1,189,000.00
                     Total for Notes Monthly Interest                                          1,246,752.41
                     Total for Notes Carryover Shortfall                                                  0
                     Total for Notes Total                                                     1,246,752.41
                     D. Certificateholders' Interest Distributable Amount
                     Class B-1 Monthly Interest                                                  153,100.82
                     Class B-1 Carryover Shortfall                                                        0
                     Class B-1 Total                                                             153,100.82
                     Total for Certificates Monthly Interest                                     153,100.82
                     Total for Certificates Carryover Shortfall                                           0
                     Total for Certificates Total                                                153,100.82
                     E. Noteholders' Principal Distributable Amount
                     Class A-1 Monthly Principal                                                          0
                     Class A-1 Carryover Shortfall                                                        0
                     Class A-1 Total                                                                      0
                     Class A-2 Monthly Principal                                                          0
                     Class A-2 Carryover Shortfall                                                        0
                     Class A-2 Total                                                                      0
                     Class A-3 Monthly Principal                                              12,158,401.90
                     Class A-3 Carryover Shortfall                                                        0
                     Class A-3 Total                                                          12,158,401.90
                     Class A-4 Monthly Principal                                               4,787,635.89
                     Class A-4 Carryover Shortfall                                                        0
                     Class A-4 Total                                                           4,787,635.89
                     Total for Notes Monthly Principal                                        16,946,037.79
                     Total for Notes Carryover Shortfall                                                  0
                     Total for Notes Total                                                    16,946,037.79
                     F. Certificateholders' Principal Distributable Amount
                     Class B-1 Monthly Principal                                                          0
                     Class B-1 Carryover Shortfall                                                        0
                     Class B-1 Total                                                                      0
                     Total for Certificates Monthly Principal                                             0
                     Total for Certificates Carryover Shortfall                                           0
                     Total for Certificates Total                                                         0
                     G. Total Disbursements                                                   18,587,539.83

V. Payment Deficiency Amount
                     A. Scheduled Monthly Disbursements                                       18,587,539.83
                     B. Available Distribution Amount                                         19,010,283.10

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00

                     MONTHLY SERVICER REPORT
                     C. Payment Deficiency Amount                                                         0

VI. Reserve Account Transfer Amount
                     A. Available Reserve Amount                                               8,663,357.00
                     B. Payment Deficiency Amount                                                         0
                     C. Withdrawal for Write-Off                                                          0
                     D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                               0

VII. Pool Balance Reduction Allocation for Collection Period
                     A. Beginning Pool Balance                                               288,778,566.69
                     B. Pool Balance Reduction
                     1. Avalaible Principal
                     a. Principal Payments                                                    16,722,755.97
                     b. From Repurchased Receivables                                              41,885.10
                     c. Total                                                                 16,764,641.07
                     2. From Defaulted Receivables                                               181,396.72
                     3. Total Pool Balance Reduction                                          16,946,037.79
                     C. Ending Pool Balance                                                  271,832,528.90
                     D. Allocations
                     1.Percentage Allocation
                     a. Notes                                                                       100.00%
                     b. Certificates                                                                  0.00%
                     2. Monthly Principal Allocation
                     a. Notes                                                                 16,946,037.79
                     b. Certificates                                                                      0

VIII. Delinquency and Defaults

Group 1
Period                        Number          Delinquency Amount       Principal Balance
30-59 days                             891                636,298.79     7,204,741.29
60-89 days                             159                180,060.18     1,223,553.56
90-119 days                             61                 84,300.05       434,805.52
120-149 days                            36                 53,346.48       218,055.86
150-179 days                            20                 46,528.36       168,489.00
180-209 days                             8                 15,268.63        35,018.81
210-239 days                             6                 10,715.42        23,440.02
240-Days Delinquent                      0                         0                0
Total                                 1181              1,026,517.91     9,308,104.06

                     B. Principal amount of loans in defaulted receivables                       181,396.72

(C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00

                     MONTHLY SERVICER REPORT
                     C. Delinquency Percentage
                     1. Outstanding principal balance for deliquency >= 60 days                2,103,362.77
                     2. Pool Principal Ending Balance                                        271,832,528.90
                     3. Delinquency Percentage                                                        0.77%
IX. Pool Delinquency Percentages
                     A. Delinquency Percentage for 2nd previous period                                0.65%
                     B. Delinquency Percentage for previous period                                    0.80%
                     C. Delinquency Percentage for current period                                     0.77%
                     D. Average Deliquency Percentage                                                 0.74%
X. Portfolio Loss Ratios
                     A. Net Loss Ratio for 2nd previous period                                        0.68%
                     B. Net Loss Ratio for previous period                                            0.31%
                     1. Principal Balance of Defaulted Receivables                               181,396.72
                     2. Principal Recoveries on Defaulted Receivables                             76,996.68
                     3. Average Pool Balance for Collection Period                           280,305,547.79
                     4. Net Loss Ratio for Current Period(12*(1-2)/3)                                 0.45%
                     D. Average Net Loss Ratio ((A+B+C) / 3)                                          0.48%
XI. Specified Reserve Account Balance
                     A. Calculation for Reserve Account Floor Amount
                     1. Guaranteed Floor Amount                                                7,594,651.24
                     2. Possible Floor Amount
                     a. Principal Balance at the Beginning of Next Collection Period         271,832,528.90
                     b. Cumulative Monthly Interest through Final Distribution Data

Class A-1 Balance                                                                    0
Class A-1 Interest Rate                                                          5.549
Class A-1 Service Rate                                                            0.01
Class A-1 Term                                                                       0
Class A-1 Interest                                                                   0
Class A-1 Service Fee                                                                0
Class A-1 Total                                                                      0
Class A-2 Balance                                                                    0
Class A-2 Interest Rate                                                          5.679
Class A-2 Service Rate                                                            0.01
Class A-2 Term                                                                       0
Class A-2 Interest                                                                   0
Class A-2 Service Fee                                                                0
Class A-2 Total                                                                      0


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
MONTHLY SERVICER REPORT

Class A-3 Balance                                                                    0
Class A-3 Interest Rate                                                            5.7
Class A-3 Service Rate                                                            0.01
Class A-3 Term                                                                      12
Class A-3 Interest                                                                   0
Class A-3 Service Fee                                                                0
Class A-3 Total                                                                      0
Class A-4 Balance                                                       241,212,364.11
Class A-4 Interest Rate                                                            5.8
Class A-4 Service Rate                                                            0.01
Class A-4 Term                                                                      27
Class A-4 Interest                                                       31,478,213.52
Class A-4 Service Fee                                                     5,427,278.19
Class A-4 Total                                                          36,905,491.71
Class B-1 Balance                                                        30,620,164.79
Class B-1 Interest Rate                                                              6
Class B-1 Service Rate                                                            0.01
Class B-1 Term                                                                      47
Class B-1 Interest                                                        7,195,738.73
Class B-1 Service Fee                                                     1,199,289.79
Class B-1 Total                                                           8,395,028.52



                     c. Possible Floor Amount equals Pool Balance +
                          Interest + Service Fee (Lines a+b)                                 317,133,049.13
                     3. Reserve Account Floor (Minimum Lines 1 and 2)                          7,594,651.24
                     B. Possible Reserve Account Amount
                     1. Reserve Account Trigger Percentages
                     a. Average Delinquency Percentage                                                0.74%
                     b. Average Delinquency Percentage Trigger                                        1.25%
                     c. Average Loss Ratio                                                            0.48%
                     d. Average Loss Ratio Trigger                                                    1.25%
                     e. Maximum Reserve Account Percentage Specified                                  6.00%
                     f. Minimum Reserve Account Percentage specified                                  3.00%
                     g. Reserve Account Percentage Applied                                            3.00%
                     2. Pool Principal Balance                                               271,832,528.90
                     3. Possible Reserve Account Amount                                        8,154,975.87
                     C. Specified Reserve Account Balance (Max: Lines A and B)                 8,154,975.87


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-A
15-Sep-00
MONTHLY SERVICER REPORT

XII. Reserve Account
                     A. Reserve Account Balance After Disbursement from Previous Period
                     1. Reserve Account Balance After Disbursement from Previous Period        8,663,357.00
                     2. Reserve Account Transfer Amount                                                   0
                     3. Investment Earnings                                                       49,016.83
                     4. Deposit to Reserve Account After Disbursement                            422,743.27
                     5. Amount After Deposit                                                   9,135,117.10
                     B. Specified Reserve Account Balance                                      8,154,975.87
                     C. Available Reserve Account Amount (Min: Lines A and B)                  8,154,975.87
                     1. Excess in Reserve Acct: Max(LinesA - B and 0)                            980,141.23
                     D. Excess Amount to Seller                                                  980,141.23
                     F. Ending Reserve Account Balance                                         8,154,975.87
XIII. Weighted Average Coupon as of Current Period                                               9.09314966
XIV. Weighted Average Maturity as of Current Period                                             26.58522431

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION